UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2743

DWS Strategic Income Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Strategic Income Fund

(formerly Scudder Strategic Income Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 5-year and 10-year periods shown for Class A and C shares and during all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Strategic Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	3.30%	4.83%	8.29%	8.54%	5.72%
Class B	2.85%	3.92%	7.43%	7.61%	4.74%
Class C	2.85%	3.93%	7.40%	7.73%	4.93%
Lehman Brothers US Government/Credit Index+	.13%	.20%	2.36%	5.32%	6.36%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/06	$ 4.60	$ 4.60	$ 4.63
10/31/05	$ 4.69	$ 4.69	$ 4.72
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .24	$ .22	$ .22
April Income Dividend	$ .0235	$ .0202	$ .0203
SEC 30-day Yield as of 4/30/06++	4.68%	4.06%	4.08%
Current Annualized Distribution Rate as of 4/30/06++	6.13%	5.27%	5.26%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield would have been 3.93% for Class B, had certain expenses not been reduced. The current annualized distribution rate would have been 5.14% for Class B, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class A Lipper Rankings — Multi-Sector Income Funds as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	54	of	121	45
3-Year	15	of	94	16
5-Year	23	of	85	27
10-Year	36	of	49	72

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Lehman Brothers US Government/Credit Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,011	$12,129	$14,388	$16,653
	Average annual total return	.11%	6.65%	7.55%	5.23%
Class B	Growth of $10,000	$10,102	$12,197	$14,328	$15,897
	Average annual total return	1.02%	6.84%	7.46%	4.74%
Class C	Growth of $10,000	$10,393	$12,390	$14,508	$16,175
	Average annual total return	3.93%	7.40%	7.73%	4.93%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,020	$10,724	$12,958	$18,518
	Average annual total return	.20%	2.36%	5.32%	6.36%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/06
DWS Strategic Income Fund	6 Month*	1 Year	Life of Class*
Class S	3.38%	4.99%	3.18%
Lehman Brothers US Government/Credit Index+	.13%	.20%	.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/06	$ 4.60
10/31/05	$ 4.69
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .24
April Income Dividend	$ .0241
SEC 30-day Yield as of 4/30/06++	5.11%
Current Annualized Distribution Rate as of 4/30/06++	6.29%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class S Lipper Rankings — Multi-Sector Income Funds as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	52	of	121	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Income Fund — Class S [] Lehman Brothers US Government/Credit Index+

Comparative Results as of 4/30/06
DWS Strategic Income Fund		1 Year	Life of Class*
Class S	Growth of $10,000	$10,499	$10,394
	Average annual total return	4.99%	3.18%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,020	$10,032
	Average annual total return	.20%	.25%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.

+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,033.00	$ 1,028.50	$ 1,028.50	$ 1,033.80
Expenses Paid per $1,000*	$ 5.80	$ 9.76	$ 10.06	$ 4.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,019.09	$ 1,015.17	$ 1,014.88	$ 1,020.43
Expenses Paid per $1,000*	$ 5.76	$ 9.69	$ 9.99	$ 4.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.15%	1.94%	2.00%	.88%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Andrew P. Cestone discusses market conditions and investment strategy during DWS Strategic Income Fund's most recent semiannual period ended April 30, 2006.

Q: How did the fund perform over the six-month period ended April 30, 2006?

A: For the six-month period ended April 30, 2006, the fund's Class A shares provided a 3.30% total return compared with the 0.13% total return of the fund's benchmark, the unhedged Lehman Brothers US Government/Credit Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund also outperformed the 2.91% median return of its peers in the Lipper Multi-Sector Income Funds category.2

1 The Lehman Brothers US Government/Credit Index is composed of US government Treasury and agency securities, and corporate Yankee bonds. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

2 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. It is not possible to invest directly in a Lipper category.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: The past six months were somewhat mixed for fixed-income investors as the US Federal Reserve Board (the Fed) remained on its tightening course. The Fed raised interest rates four times during the period, for a total of 1.00%, bringing the overnight federal funds rate to 4.75% as of April 30, 2006.3 Investors' concerns over higher interest rates did not fare well for certain fixed-income markets, particularly the US Treasury market, as the yield on the 10-year Treasury increased 50 basis points (0.50 percentage points) to end the period at 5.05%. Overall, Treasuries posted a lackluster return of 0.14% for the period as represented by the Lehman Brothers US Treasury Index.4 Despite a rise in US Treasury yields and investors' continued concern about rising interest rates, the high-yield and emerging-markets debt markets remained resilient to the backup in Treasury yields and exhibited a firm tone, as the solid underpinnings of both asset classes remained in place. For the six-month period ended April 30, 2006, high yield debt returned 5.37%, as measured by the Credit Suisse High Yield index, and emerging-markets debt returned 4.83%, as measured by the JP Morgan EMBI Global Diversified Index.5 High yield was helped by a strong economy and low defaults. This strength was seen as high-yield spreads narrowed by approximately 68 basis points during the period, again approaching historical lows. At the close of the period, the high-yield spread stood at 325 basis points, vs. 393 basis points six months ago.6 Emerging-markets debt securities continued to be supported by high oil prices, a generally stable political backdrop and continued fundamental improvement. The emerging-markets debt spread-to-worst narrowed by 59 basis points, to end the period at 187 basis points vs. 246 basis points at October 31, 2005.7

3 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

4 Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

5 Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

JP Morgan EMBI Global Diversified Index tracks total returns for US dollar-denominated debt instruments issued by a wide range of emerging-market sovereign and quasi-sovereign entities. The Index limits the weights of those countries with larger debt stocks by only including specified portions of these countries' eligible debt.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

6 The long-term historical spread-to-worst average is based on the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986, to April 30, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

7 The long-term historical spread-to-worst average is based on the average monthly spread-to-worst of the JP Morgan EMBI Global Diversified Index from December 31, 1997 to April 30, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in emerging-markets debt bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: How did the fund's sector allocations and country selection affect performance?

A: The fund had overweight exposure to both high-yield and emerging-markets bonds, and this positioning was one of the larger contributors to relative performance during the period. However, as spreads of high-yield and emerging-markets debt issues narrowed, we continued to decrease our exposure to these sectors. Among the fund's holdings of sovereign debt, our overweight exposure in Hellenic Republic and United Kingdom gilt government bonds helped performance. (As of April 30, 2006, the position in Hellenic Republic was sold.) In the US portion of the fund, we remained more defensive, as we were cautious regarding the actions of the Fed and the potential for higher interest rates. This strategy resulted in a shorter-duration position for the fund and helped to mitigate interest-rate volatility incurred during the period. We held agency securities (though a small percentage of the portfolio) when we believed they offered an attractive yield advantage over Treasuries.

Q: Will you comment on developments in the emerging markets over the period?

A: In general, the emerging markets were well-behaved over the period. Strong investor demand coupled with elevated commodity prices supported emerging-markets debt returns. Argentina was one of the top-performing countries for the period, as the country successfully completed a bond restructuring, and continued to enjoy strong growth and political stability. Our overweight position in Argentina added to overall relative performance. Another country which performed well during the period was Brazil. A pickup in growth led by industrial production and declining inflation benefited Brazilian sovereign bond returns. In addition, during the period, Brazil paid down its Brady debt, which also helped to lift its sovereign bond prices. Given these improved fundamentals and our perception that Brazilian sovereign bonds offered attractive yields, we increased our exposure to Brazil over the past six months.

Q: How did the fund's currency stance influence performance?

A: On average, approximately 20% of the portfolio was invested in nondollar assets during the period. We favored the euro, Canadian dollar and British pound assets, and increased our exposure to these currencies over the past six months. Our exposure to the euro, Canadian dollar and British pound benefited relative performance, as all of these currencies appreciated vs. the US dollar. We continued to maintain exposure to the Australian dollar, which also helped overall performance; however, we decreased this exposure during the period as we found better relative value elsewhere, such as in the euro and Canadian dollar.

Q: What is your current assessment of the fixed-income environment?

A: The near-term prospects of the economy look good as global and US economic growth is apparent, and it is expected that this growth trend should continue. However, there is more reason to be concerned about inflation than there was at the beginning of the period, mainly because of continued high oil prices and the increased pricing power for businesses that has flowed from the economic recovery. As a result, we remain positioned somewhat conservatively with respect to the fund's duration and interest-rate exposure in the United States. Still, the underlying economic environment is stable, the Fed appears to be moving steadily to a neutral monetary policy and US wage inflation remains under control, so we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

The yield advantage provided by both high-yield and emerging-markets issues has been relatively narrow as measured by their historical long-term averages. We anticipate that the fund will maintain a slightly higher overall credit quality, with exposure to high-yield and emerging- markets issues somewhat lower than in the early part of the period.

Going forward, we will continue to monitor the global economy as well as the relative value provided by sovereign, emerging-market and high-yield issuers. We believe that DWS Strategic Income Fund remains an attractive vehicle for investors seeking a potentially high current return from a broad-based, actively managed portfolio of bonds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/06	10/31/05

Foreign Bonds — US$ Denominated	27%	27%
Corporate Bonds	25%	38%
Foreign Currency Bonds	24%	22%
US Treasury Obligations	20%	10%
Cash Equivalents	2%	3%
US Government Sponsored Agencies	2%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/06	10/31/05

AAA*	40%	24%
AA	5%	4%
A	8%	7%
BBB	4%	5%
BB	13%	14%
B	20%	28%
CCC and CC	7%	12%
Not Rated	3%	6%
	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	4/30/06	10/31/05

Average maturity	6.8 years	7.7 years
Average duration	5.1 years	5.6 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 23.1%
Consumer Discretionary 6.6%
155 East Tropicana LLC, 8.75%, 4/1/2012	215,000	212,312
Adelphia Communications Corp.:
Series B, 7.75%, 1/15/2009 *	95,000	44,888
Series B, 9.25%, 10/1/2002 *	85,000	39,738
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	160,000	142,000
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	390,000	367,087
Aztar Corp., 7.875%, 6/15/2014	430,000	465,475
Cablevision Systems Corp., Series B, 9.62% **, 4/1/2009 (b)	90,000	95,175
Caesars Entertainment, Inc., 8.875%, 9/15/2008	175,000	185,500
Charter Communications Holdings LLC:
9.625%, 11/15/2009	10,000	8,000
10.25%, 9/15/2010	785,000	790,887
144A, 10.25%, 9/15/2010	205,000	205,769
11.0%, 10/1/2015	747,000	664,830
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	185,000	150,775
CSC Holdings, Inc.:
7.25%, 7/15/2008	150,000	151,688
7.875%, 12/15/2007 (b)	500,000	510,625
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,350,000	1,527,187
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	265,000	225,912
EchoStar DBS Corp.:
6.625%, 10/1/2014	140,000	134,925
144A, 7.125%, 2/1/2016	155,000	151,319
Foot Locker, Inc., 8.5%, 1/15/2022	385,000	406,175
Ford Motor Co., 7.45%, 7/16/2031 (b)	135,000	98,550
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	820,000	809,750
Friendly Ice Cream Corp., 8.375%, 6/15/2012	60,000	53,550
General Motors Corp.:
8.25%, 7/15/2023 (b)	355,000	257,375
8.375%, 7/15/2033 (b)	360,000	268,200
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	605,000	677,600
Gregg Appliances, Inc., 9.0%, 2/1/2013	95,000	88,825
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	140,000	140,175
Hertz Corp., 144A, 8.875%, 1/1/2014	295,000	313,437
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	980,000	1,038,800
Lear Corp.:
Series B, 5.75%, 8/1/2014 (b)	95,000	79,800
Series B, 8.11%, 5/15/2009 (b)	355,000	347,012
Levi Strauss & Co.:
9.74% **, 4/1/2012 (b)	140,000	145,775
12.25%, 12/15/2012	40,000	45,200
Liberty Media Corp.:
5.7%, 5/15/2013	110,000	102,362
7.875%, 7/15/2009 (b)	20,000	21,067
8.25%, 2/1/2030 (b)	190,000	182,073
8.5%, 7/15/2029 (b)	195,000	189,304
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	165,000	172,838
Mediacom Broadband LLC, 8.5%, 10/15/2015	95,000	93,575
Mediacom LLC, 9.5%, 1/15/2013 (b)	30,000	30,675
MGM MIRAGE:
8.375%, 2/1/2011 (b)	235,000	247,337
9.75%, 6/1/2007	265,000	274,937
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	350,000	371,875
NCL Corp., 10.625%, 7/15/2014	200,000	202,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	395,000	319,950
Paxson Communications Corp., 144A, 11.318% **, 1/15/2013	145,000	146,450
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	460,000	494,500
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	640,000	649,600
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	175,000	168,438
10.124% **, 5/15/2010	430,000	439,675
Renaissance Media Group LLC, 10.0%, 4/15/2008	250,000	250,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	740,000	808,450
Rexnord Corp., 10.125%, 12/15/2012	125,000	137,188
Simmons Bedding Co., 7.875%, 1/15/2014 (b)	90,000	88,650
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	800,000	842,000
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	490,000	478,975
Six Flags, Inc., 9.75%, 4/15/2013	350,000	356,125
Steinway Musical Instruments, Inc., 144A, 7.0%, 3/1/2014	85,000	84,363
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014	125,000	119,375
Toys "R" Us, Inc., 7.375%, 10/15/2018	220,000	162,800
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	910,000	896,350
TRW Automotive, Inc.:
11.0%, 2/15/2013	695,000	767,975
11.75%, 2/15/2013 EUR	155,000	224,880
United Auto Group, Inc., 9.625%, 3/15/2012	453,000	481,879
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	210,000	219,450
XM Satellite Radio, Inc.:
144A, 9.75%, 5/1/2014	475,000	477,375
12.0%, 6/15/2010 (b)	205,000	230,881
14.0%, 12/31/2009	973,778	1,045,594
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	930,000	785,850
		23,409,132
Consumer Staples 0.8%
Alliance One International, Inc., 11.0%, 5/15/2012	140,000	133,000
Birds Eye Foods, Inc., 11.875%, 11/1/2008	263,000	268,917
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	185,000	144,300
Delhaize America, Inc.:
8.05%, 4/15/2027	75,000	76,409
9.0%, 4/15/2031	655,000	747,543
Harry & David Holdings, Inc., 9.82% **, 3/1/2012	50,000	47,625
North Atlantic Trading Co., 9.25%, 3/1/2012	435,000	350,175
Swift & Co.:
10.125%, 10/1/2009 (b)	90,000	93,150
12.5%, 1/1/2010 (b)	45,000	45,000
Viskase Co., Inc., 11.5%, 6/15/2011	840,000	870,450
		2,776,569
Energy 2.2%
Belden & Blake Corp., 8.75%, 7/15/2012	655,000	673,013
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	345,000	355,350
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	50,000	47,375
6.5%, 8/15/2017	105,000	100,275
144A, 6.5%, 8/15/2017	50,000	47,750
6.875%, 1/15/2016 (b)	365,000	359,525
7.75%, 1/15/2015	65,000	67,113
Delta Petroleum Corp., 7.0%, 4/1/2015	285,000	263,625
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	410,000	371,050
144A, 8.375%, 5/1/2016	315,000	313,425
El Paso Production Holding Corp., 7.75%, 6/1/2013	285,000	293,906
Frontier Oil Corp., 6.625%, 10/1/2011	430,000	425,700
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	715,000	715,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	175,000	152,250
Plains Exploration & Production Co., Series B, 8.75%, 7/1/2012	50,000	52,875
Sonat, Inc., 7.0%, 2/1/2018	90,000	87,300
Southern Natural Gas, 8.875%, 3/15/2010	685,000	727,127
Stone Energy Corp.:
6.75%, 12/15/2014	780,000	783,900
8.25%, 12/15/2011 (b)	240,000	250,800
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	190,000	193,800
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	910,000	977,112
8.75%, 3/15/2032	330,000	380,325
		7,638,596
Financials 3.0%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	85,000	91,056
11.0%, 7/31/2010	300,000	331,875
Ashton Woods USA LLC/Finance, 9.5%, 10/1/2015	315,000	298,856
E*TRADE Financial Corp.:
7.375%, 9/15/2013	130,000	132,275
7.875%, 12/1/2015	175,000	183,750
Ford Motor Credit Co.:
7.25%, 10/25/2011	1,035,000	928,871
7.375%, 10/28/2009	1,920,000	1,774,034
7.875%, 6/15/2010	470,000	434,052
General Motors Acceptance Corp.:
6.875%, 9/15/2011	2,145,000	2,009,436
8.0%, 11/1/2031 (b)	1,194,000	1,132,165
H&E Equipment Services LLC/Finance, 12.5%, 6/15/2013	90,000	100,800
H&E Equipment/Finance, 11.125%, 6/15/2012	245,000	270,725
Poster Financial Group, Inc., 8.75%, 12/1/2011	510,000	538,050
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	565,000	627,150
Radnor Holdings Corp., 11.0%, 3/15/2010	155,000	104,431
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	470,000	361,900
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	225,000	222,750
UGS Corp., 10.0%, 6/1/2012	390,000	426,075
Universal City Development, 11.75%, 4/1/2010	615,000	677,269
		10,645,520
Health Care 0.2%
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	750,000	765,000
Industrials 2.7%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	1,001,000	1,021,020
Allied Security Escrow Corp., 11.375%, 7/15/2011	275,000	272,250
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	483,000	520,432
American Color Graphics, 10.0%, 6/15/2010	285,000	190,950
Avondale Mills, Inc., 144A, 11.5% **, 7/1/2012	120,000	108,000
Beazer Homes USA, Inc., 8.375%, 4/15/2012	155,000	161,394
Browning-Ferris Industries:
7.4%, 9/15/2035	430,000	402,050
9.25%, 5/1/2021	240,000	254,400
Case New Holland, Inc., 9.25%, 8/1/2011	610,000	648,125
Cenveo Corp., 7.875%, 12/1/2013	260,000	251,550
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	395,000	375,250
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	465,000	476,625
144A, 11.44% **, 7/1/2012	200,000	205,000
Congoleum Corp., 8.625%, 8/1/2008 *	480,000	480,000
DRS Technologies, Inc., 7.625%, 2/1/2018	185,000	189,856
Hexcel Corp., 6.75%, 2/1/2015	145,000	142,463
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	365,000	332,284
8.875%, 4/1/2012	465,000	485,925
Kansas City Southern, 9.5%, 10/1/2008	765,000	808,031
Kinetek, Inc., Series D, 10.75%, 11/15/2006	535,000	532,994
Millennium America, Inc., 9.25%, 6/15/2008	330,000	344,850
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	210,000	235,725
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	145,000	124,700
Ship Finance International Ltd., 8.5%, 12/15/2013	230,000	215,625
Technical Olympic USA, Inc., 7.5%, 1/15/2015 (b)	105,000	93,975
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	335,000	363,910
Xerox Capital Trust I, 8.0%, 2/1/2027	85,000	87,550
Xerox Corp., 6.4%, 3/15/2016	145,000	141,194
		9,466,128
Information Technology 0.9%
Activant Solutions, Inc.:
10.5%, 6/15/2011	342,000	377,414
144A, 10.99%**, 4/1/2010	80,000	81,600
Advanced Micro Devices, Inc., 7.75%, 11/1/2012	105,000	109,988
L-3 Communications Corp.:
5.875%, 1/15/2015	235,000	220,900
Series B, 6.375%, 10/15/2015	155,000	150,350
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,130,000	1,002,875
Sanmina-SCI Corp., 8.125%, 3/1/2016	450,000	456,750
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	315,000	338,625
Unisys Corp., 7.875%, 4/1/2008	345,000	343,275
		3,081,777
Materials 3.2%
ARCO Chemical Co., 9.8%, 2/1/2020	1,045,000	1,170,400
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	75,000	45,750
Caraustar Industries, Inc., 9.875%, 4/1/2011	595,000	626,237
Chemtura Corp., 6.875%, 6/1/2016	45,000	44,871
Constar International, Inc., 11.0%, 12/1/2012 (b)	60,000	45,600
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	120,000	98,700
Crystal US Holding, Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	120,000	96,000
Dayton Superior Corp.:
10.75%, 9/15/2008	235,000	243,813
13.0%, 6/15/2009 (b)	275,000	242,000
Equistar Chemical Funding, 10.625%, 5/1/2011	370,000	403,300
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	435,000	440,437
GEO Specialty Chemicals, Inc., 13.479% **, 12/31/2009	1,087,000	945,690
Georgia-Pacific Corp., 8.0%, 1/15/2024	55,000	54,863
Glatfelter, 144A, 7.125%, 5/1/2016	160,000	160,633
Greif, Inc., 8.875%, 8/1/2012	275,000	291,500
Huntsman LLC, 11.625%, 10/15/2010	492,000	553,500
IMC Global, Inc., 10.875%, 8/1/2013	817,000	927,295
International Steel Group, Inc., 6.5%, 4/15/2014	175,000	171,281
Lyondell Chemical Co., 10.5%, 6/1/2013	50,000	56,000
Massey Energy Co.:
6.625%, 11/15/2010	315,000	317,362
144A, 6.875%, 12/15/2013	175,000	168,438
MMI Products, Inc., Series B, 11.25%, 4/15/2007	465,000	466,162
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	275,000	226,875
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	675,000	735,750
144A, 13.0%, 9/30/2013	433,070	439,566
OM Group, Inc., 9.25%, 12/15/2011	305,000	314,912
Omnova Solutions, Inc., 11.25%, 6/1/2010	670,000	721,925
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	215,000	227,363
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010 *	804,746	12,071
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	6
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	142,000	154,070
TriMas Corp., 9.875%, 6/15/2012	390,000	365,625
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	235,000	211,794
United States Steel Corp., 9.75%, 5/15/2010 (b)	452,000	488,160
		11,467,949
Telecommunication Services 1.4%
American Cellular Corp., Series B, 10.0%, 8/1/2011	120,000	130,200
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	510,000	520,200
8.375%, 1/15/2014 (b)	395,000	403,887
Dobson Communications Corp., 8.875%, 10/1/2013	260,000	265,850
Insight Midwest LP, 9.75%, 10/1/2009	235,000	242,050
LCI International, Inc., 7.25%, 6/15/2007	230,000	231,150
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	1,210,000	1,263,210
Nextel Partners, Inc., 8.125%, 7/1/2011	250,000	261,875
Qwest Corp., 7.25%, 9/15/2025	295,000	293,894
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	80,000	82,500
9.875%, 2/1/2010	45,000	47,813
144A, 10.43% **, 11/1/2012 (b)	80,000	83,200
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	257,000	246,078
Triton PCS, Inc., 8.5%, 6/1/2013	63,000	60,165
Ubiquitel Operating Co., 9.875%, 3/1/2011	265,000	290,837
US Unwired, Inc., Series B, 10.0%, 6/15/2012	455,000	509,600
		4,932,509
Utilities 2.1%
AES Corp., 144A, 8.75%, 5/15/2013	1,220,000	1,320,650
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	960,000	1,044,000
CMS Energy Corp., 8.5%, 4/15/2011	870,000	934,163
DPL, Inc., 6.875%, 9/1/2011	105,000	109,698
Mirant North America LLC, 144A, 7.375%, 12/31/2013	70,000	70,263
Mission Energy Holding Co., 13.5%, 7/15/2008	1,285,000	1,460,081
NRG Energy, Inc.:
7.25%, 2/1/2014	420,000	422,100
7.375%, 2/1/2016	800,000	807,000
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,045,000	1,149,500
Sierra Pacific Resources, 6.75%, 8/15/2017	80,000	79,400
		7,396,855
Total Corporate Bonds (Cost $81,600,991)		81,580,035

Foreign Bonds — US$ Denominated 26.8%
Consumer Discretionary 0.6%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,095,000	1,177,125
Shaw Communications, Inc., 8.25%, 4/11/2010	75,000	79,219
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	609,000	503,947
Unity Media GmbH, 144A, 10.375%, 2/15/2015	150,000	153,000
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	170,000	161,500
		2,074,791
Energy 1.4%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	100,000	121,000
OAO Gazprom, 144A, 9.625%, 3/1/2013	635,000	750,888
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	900,000	954,000
8.0%, 11/15/2011	1,100,000	1,191,300
9.5%, 9/15/2027	935,000	1,169,685
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	400,000	462,888
Secunda International Ltd., 13.068% **, 9/1/2012	185,000	195,175
		4,844,936
Financials 0.2%
Doral Financial Corp., 5.91% **, 7/20/2007	580,000	553,895
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010	605,000	611,050
Industrials 0.8%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	280,000	301,000
10.25%, 6/15/2007	1,170,000	1,216,800
12.5%, 6/15/2012	430,000	476,225
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	615,000	714,169
Stena AB, 9.625%, 12/1/2012	265,000	285,537
		2,993,731
Materials 0.7%
Cascades, Inc., 7.25%, 2/15/2013	495,000	469,012
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	585,000	687,375
ISPAT Inland ULC, 9.75%, 4/1/2014	517,000	581,625
Novelis, Inc., 144A, 7.25%, 2/15/2015 (b)	310,000	300,700
Rhodia SA, 8.875%, 6/1/2011	326,000	336,595
Tembec Industries, Inc., 8.625%, 6/30/2009	305,000	194,438
		2,569,745
Sovereign Bonds 22.0%
AID-Egypt, 4.45%, 9/15/2015	13,800,000	12,914,316
Aries Vermogensverwaltung GmbH, Series C REG S, 9.6%, 10/25/2014	2,250,000	2,805,030
British Columbia, Province of Canada, 4.625%, 10/3/2006	9,000,000	8,979,039
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	2,000,000	1,985,000
Dominican Republic:
144A, 8.625%, 4/20/2027	675,000	695,250
Series REG S, 9.5%, 9/27/2011	734,579	789,672
Federative Republic of Brazil:
8.75%, 2/4/2025	800,000	904,000
8.875%, 10/14/2019 (b)	160,000	184,400
11.0%, 1/11/2012	1,400,000	1,715,700
11.0%, 8/17/2040	1,740,000	2,240,250
14.5%, 10/15/2009	900,000	1,154,700
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	985,000	1,026,468
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	8,400
Province of Ontario, 2.65%, 12/15/2006	5,000,000	4,923,030
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	2,410,000	910,980
4.889% **, 8/3/2012 (PIK)	3,080,000	2,529,615
Republic of Bulgaria, 8.25%, 1/15/2015	270,000	311,121
Republic of Colombia:
8.25%, 12/22/2014	550,000	617,100
10.0%, 1/23/2012	900,000	1,062,900
10.75%, 1/15/2013	335,000	416,238
Republic of Ecuador: Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	620,000	640,150
144A, 7.65%, 6/15/2035	1,340,000	1,343,350
Republic of Indonesia:
144A, 6.875%, 3/9/2017	870,000	861,300
Series REG S, 7.25%, 4/20/2015	695,000	714,113
Republic of Pakistan, 144A, 7.875%, 3/31/2036	540,000	531,225
Republic of Panama:
7.125%, 1/29/2026	270,000	272,700
9.375%, 1/16/2023	1,730,000	2,119,250
Republic of Peru, 7.35%, 7/21/2025	1,080,000	1,068,120
Republic of Philippines:
8.0%, 1/15/2016	1,500,000	1,618,125
8.375%, 2/15/2011	400,000	433,000
9.375%, 1/18/2017	1,585,000	1,844,544
9.5%, 10/21/2024	20,000	23,575
9.5%, 2/2/2030	135,000	159,806
9.875%, 1/15/2019	455,000	547,138
Republic of Serbia, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	1,055,000	941,588
Republic of Turkey:
7.25%, 3/15/2015	1,000,000	1,037,500
7.375%, 2/5/2025	460,000	470,350
8.0%, 2/14/2034	460,000	492,200
11.75%, 6/15/2010	2,045,000	2,448,887
12.375%, 6/15/2009	1,020,000	1,197,225
Republic of Uruguay:
7.625%, 3/21/2036	795,000	783,075
9.25%, 5/17/2017	560,000	641,900
Republic of Venezuela:
9.375%, 1/13/2034	850,000	1,078,225
10.75%, 9/19/2013	2,875,000	3,572,187
Russian Federation, REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	2,115,000	2,291,602
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	860,000	757,918
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	1,895,000	1,947,112
United Mexican States:
5.625%, 1/15/2017 (b)	1,018,000	974,226
8.3%, 8/15/2031	405,000	480,938
		77,464,538
Telecommunication Services 0.7%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	300,000	324,000
Embratel, Series B, 11.0%, 12/15/2008	154,000	169,785
Global Crossing UK Finance, 10.75%, 12/15/2014	90,000	94,275
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004 *	115,000	99,475
Intelsat Ltd., 5.25%, 11/1/2008	245,000	235,813
Intelsat Subsidiary Holding Co. Ltd., 9.614% **, 1/15/2012	205,000	208,075
Millicom International Cellular SA, 10.0%, 12/1/2013	90,000	100,350
Mobifon Holdings BV, 12.5%, 7/31/2010	920,000	1,041,900
Stratos Global Corp., 144A, 9.875%, 2/15/2013	295,000	296,106
		2,569,779
Utilities 0.2%
CESP — Companhia Energetica de Sao Paulo, 144A, 10.0%, 3/2/2011	110,000	114,290
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	650,000	654,160
		768,450
Total Foreign Bonds — US$ Denominated (Cost $92,490,304)		94,450,915

Foreign Bonds — Non US$ Denominated 24.3%
Consumer Discretionary 0.2%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	410,000	491,394
Energy 0.0%
Pemex Project Funding Master Trust, 6.375%, 8/5/2016 EUR	100,000	137,048
Information Technology 0.0%
Sensata Technologies BV, 144A, 9.0%, 5/1/2016 EUR	100,000	127,579
Sovereign Bonds 24.1%
Bundesrepublic Deutschland, Series 94, 6.25%, 1/4/2024 EUR	3,400,000	5,404,743
Federative Republic of Brazil, 12.5%, 1/5/2016 BRL	1,055,000	487,677
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	3,740,000	1,041,351
Government of Ukraine, Series REG S, 4.95%, 10/13/2015 EUR	605,000	712,129
Kingdom of Spain, 6.0%, 1/31/2008 EUR	14,000,000	18,420,988
Province of Ontario, 1.875%, 1/25/2010 JPY	675,000,000	6,076,435
Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	2,251,377	888,482
7.82%, 12/31/2033 (PIK) EUR	1,615,039	1,973,352
Republic of Greece, 4.6%, 5/20/2013 EUR	19,350,000	25,286,942
Republic of Turkey, 20.0%, 10/17/2007 TRY	74	61
Republic of Uruguay, 10.5%, 10/20/2006 UYU	18,100,000	920,477
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	12,950,000	23,803,912
		85,016,549
Total Foreign Bonds — Non US$ Denominated (Cost $85,899,519)		85,772,570

US Government Sponsored Agencies 1.8%
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012 (Cost $6,781,147)	5,750,000	6,188,012

Loan Participation 0.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 5.813% **, 3/4/2010 (Cost $435,496)	444,923	445,146
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A*	40	0
DeCrane Aircraft Holdings, Inc. 144A*	2,740	0
Transmeridian Exploration, Inc.*	13,803	27,605
TravelCenters of America, Inc.*	150	19
XO Holdings, Inc. Series A*	34	26
XO Holdings, Inc. Series B*	24	13
XO Holdings, Inc. Series C*	24	8
Total Warrants (Cost $23,371)		27,671
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (b)	315,000	252,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 12/15/2008, 13.0% to 12/15/2012	530,000	397,500
Total Other Investments (Cost $665,806)		649,500
	Shares	Value ($)

Common Stocks 0.0%
Catalina Restaurant Group, Inc.*	4,239	2,120
GEO Specialty Chemicals, Inc.*	10,608	5,304
GEO Specialty Chemicals, Inc. 144A*	966	483
Intermet Corp.*	3,647	46,478
IMPSAT Fiber Networks, Inc.*	3,214	28,926
XO Holdings, Inc.*	16	70
Total Common Stocks (Cost $519,828)		83,381

Convertible Preferred Stocks 0.0%
Consumer Discretionary
Paxson Communications Corp., 144A, 9.75% (Cost $139,250)	20	140,500
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 20.1%
US Treasury Bill, 4.58%***, 7/20/2006 (c)	1,200,000	1,187,787
US Treasury Bonds:
5.375%, 2/15/2031 (b)	1,405,000	1,426,075
6.25%, 8/15/2023 (b)	6,485,000	7,166,937
8.125%, 8/15/2021 (b)	35,000	45,303
US Treasury Notes:
4.25%, 11/15/2013	18,000,000	17,133,750
4.75%, 11/15/2008	25,050,000	24,973,672
6.125%, 8/15/2007	18,700,000	18,979,041
Total US Treasury Obligations (Cost $73,026,544)		70,912,563
	Shares	Value ($)

Securities Lending Collateral 2.9%
Daily Assets Fund Institutional, 4.82% (d) (e) (Cost $10,256,104)	10,256,104	10,256,104

Cash Equivalents 2.1%
Cash Management QP Trust, 4.70% (f) (Cost $7,205,851)	7,205,851	7,205,851
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $359,044,211) +	101.4	357,712,248
Other Assets and Liabilities, Net	(1.4)	(4,967,944)
Net Assets	100.0	352,744,304

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Adelphia Communication Corp.	7.75%	1/15/2009	95,000	USD 60,550	44,888
Adelphia Communication Corp.	9.25%	10/1/2002	85,000	USD 55,356	39,738
Congoleum Corp.	8.625%	8/1/2008	480,000	USD 451,750	480,000
Grupo Iusacell SA de CV	10.0%	7/15/2004	115,000	USD 72,462	99,475
Oxford Automotive, Inc.	12.0%	10/15/2010	804,746	USD 82,756	12,071
				$ 722,874	$ 676,172

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2006.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $363,482,827. At April 30, 2006, net unrealized depreciation for all securities based on tax cost was $5,770,579. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,050,575 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,821,154.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $10,070,794 which is 2.9% of net assets

(c) At April 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

At April 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canada Government Bonds	6/21/2006	39	3,942,227	3,845,758	(96,469)
10 Year Japan Government Bond	6/9/2006	9	10,632,023	10,480,833	(151,190)
10 Year Germany Bond	6/8/2006	121	18,343,092	17,643,709	(699,383)
10-Year US Treasury Note	6/21/2006	31	3,297,719	3,272,922	(24,797)
Total net unrealized depreciation					(971,839)

At April 30, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	6/15/2006	83	6,590,131	6,446,212	143,919
Euro Schatz	6/8/2006	142	18,702,562	18,695,808	6,754
UK Treasury Bond	6/28/2006	63	13,090,847	12,602,734	488,113
Total net unrealized appreciation					638,786

At April 30, 2006, open credit default swap contract purchased was as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligations	Unrealized Depreciation ($)
4/28/2006 6/20/2011	850,000+	Fixed — 3.45%	DJ CDX High Yield	(30,029)

Counterparties:

+ JP Morgan Chase

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro GBP British Pound JPY Japanese Yen MYR Malaysian Ringgit TRY New Turkish Lira UYU Uruguayan Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $341,582,256) — including $10,070,794 of securities loaned	$ 340,250,293
Investment in Cash Management QP Trust (cost $7,205,851)	7,205,851
Investment in Daily Assets Fund Institutional (cost $10,256,104)*	10,256,104
Total investments in securities, at value (cost $359,044,211)	357,712,248
Cash	1,126,678
Foreign currency, at value (cost $466,270)	470,523
Receivable for investments sold	1,364,506
Interest receivable	6,661,126
Receivable for daily variation margin on open futures contract	40,103
Receivable for Fund shares sold	117,463
Foreign taxes recoverable	198,015
Unrealized appreciation on forward foreign currency exchange contracts	346,277
Other assets	43,303
Total assets	368,080,242
Liabilities
Payable for investments purchased	3,247,756
Payable upon return of securities loaned	10,256,104
Unrealized depreciation on credit default swap contract	30,029
Payable for Fund shares redeemed	508,166
Open credit default swap contract payable	96,046
Net payable on closed forward foreign currency exchange contracts	33,043
Unrealized depreciation on forward foreign currency exchange contracts	603,914
Accrued management fee	161,400
Other accrued expenses and payables	399,480
Total liabilities	15,335,938
Net assets, at value	$ 352,744,304

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Assets
Net assets consist of: Undistributed net investment income	1,452,477
Net unrealized appreciation (depreciation) on: Investments	(1,331,963)
Credit default swaps	(30,029)
Futures	(333,053)
Foreign currency related transactions	(202,260)
Accumulated net realized gain (loss)	(112,461,700)
Paid-in capital	465,650,832
Net assets, at value	$ 352,744,304
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($308,387,804 ÷ 67,014,601 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.60
Maximum offering price per share (100 ÷ 95.50 of $4.60)	$ 4.82

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,226,367 ÷ 5,264,225 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.60

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,959,087 ÷ 4,096,315 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.63
Class S Net Asset Value, offering and redemption price(a) per share ($1,171,046 ÷ 254,517 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.60

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 45,523
Interest	11,444,809
Interest — Cash Management QP Trust	287,353
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	59,384
Total Income	11,837,069
Expenses: Management fee	1,022,144
Services to shareholders	435,751
Custodian fees	39,979
Distribution service fees	583,936
Auditing	30,770
Legal	13,736
Trustees' fees and expenses	16,345
Reports to shareholders	45,750
Registration fees	41,475
Other	50,045
Total expenses before expense reductions	2,279,931
Expense reductions	(39,369)
Total expenses after expense reductions	2,240,562
Net investment income	9,596,507
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(556,377)
Credit default swaps	(911,826)
Futures	(108,446)
Foreign currency related transactions	(41,370)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
(1,618,019)
Net unrealized appreciation (depreciation) during the period on: Investments	3,530,710
Credit default swaps	221,228
Futures	(140,252)
Foreign currency related transactions	(130,738)
3,480,948
Net gain (loss) on investment transactions	1,862,929
Net increase (decrease) in net assets resulting from operations	$ 11,459,436

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income	$ 9,596,507	$ 21,231,255
Net realized gain (loss) on investment transactions	(1,618,019)	14,059,271
Net unrealized appreciation (depreciation) during the period on investment transactions	3,480,948	(17,838,411)
Net increase (decrease) in net assets resulting from operations	11,459,436	17,452,115
Distributions to shareholders from: Net investment income: Class A	(16,277,789)	(19,631,121)
Class B	(1,278,937)	(1,783,899)
Class C	(925,213)	(1,042,921)
Class S	(57,673)	(18,459)
Fund share transactions: Proceeds from shares sold	19,204,292	55,839,175
Reinvestment of distributions	12,811,779	15,351,617
Cost of shares redeemed	(42,528,193)	(96,121,116)
Redemption fees	1,124	4,615
Net increase (decrease) in net assets from Fund share transactions	(10,510,998)	(24,925,709)
Increase (decrease) in net assets	(17,591,174)	(29,949,994)
Net assets at beginning of period	370,335,478	400,285,472
Net assets at end of period (including undistributed net investment income of $1,452,477 and $10,395,582, respectively)	$ 352,744,304	$ 370,335,478

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 4.69	$ 4.76	$ 4.53	$ 4.08	$ 4.33	$ 4.57
Income (loss) from investment operations: Net investment income (loss)[c]	.12	.26	.28	.27	.32	.39
Net realized and unrealized gain (loss) on investment transactions	.03	(.05)	.25	.49	(.21)	(.20)
Total from investment operations	.15	.21	.53	.76	.11	.19
Less distributions from: Net investment income	(.24)	(.28)	(.30)	(.10)	(.25)	(.34)
Tax return of capital	—	—	—	(.21)	(.11)	(.09)
Total distributions	(.24)	(.28)	(.30)	(.31)	(.36)	(.43)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 4.60	$ 4.69	$ 4.76	$ 4.53	$ 4.08	$ 4.33
Total Return (%)[d]	3.30**	4.48	12.01	19.05	2.38	4.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	320	334	329	300	322
Ratio of expenses before expense reductions (%)	1.15*	1.16	1.05	1.12	1.12	1.21[e]
Ratio of expenses after expense reductions (%)	1.15*	1.16	1.05	1.12	1.12	1.19[e]
Ratio of net investment income (loss) (%)	5.46*	5.53	6.01	6.11	7.54	8.78
Portfolio turnover rate (%)	179*	130	169	180	86	124

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 8.04% to 7.54%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.18% and 1.18%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 4.69	$ 4.76	$ 4.52	$ 4.08	$ 4.33	$ 4.57
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.22	.24	.23	.29	.35
Net realized and unrealized gain (loss) on investment transactions	.02	(.05)	.25	.48	(.21)	(.21)
Total from investment operations	.13	.17	.49	.71	.08	.14
Less distributions from: Net investment income	(.22)	(.24)	(.25)	(.08)	(.23)	(.30)
Tax return of capital	—	—	—	(.19)	(.10)	(.08)
Total distributions	(.22)	(.24)	(.25)	(.27)	(.33)	(.38)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 4.60	$ 4.69	$ 4.76	$ 4.52	$ 4.08	$ 4.33
Total Return (%)[d]	2.85e**	3.53[e]	11.03	18.08	1.77	3.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	29	46	71	82	100
Ratio of expenses before expense reductions (%)	2.22*	2.22	1.94	1.94	1.94	2.22[f]
Ratio of expenses after expense reductions (%)	1.94*	2.04	1.94	1.94	1.94	2.22[f]
Ratio of net investment income (loss) (%)	4.67*	4.65	5.12	5.29	6.73	7.75
Portfolio turnover rate (%)	179*	130	169	180	86	124

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.23% to 6.73%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 4.72	$ 4.79	$ 4.56	$ 4.11	$ 4.36	$ 4.60
Income (loss) from investment operations: Net investment income (loss)[c]	.10	.22	.24	.24	.29	.37
Net realized and unrealized gain (loss) on investment transactions	.03	(.05)	.25	.49	(.20)	(.21)
Total from investment operations	.13	.17	.49	.73	.09	.16
Less distributions from: Net investment income	(.22)	(.24)	(.26)	(.09)	(.23)	(.31)
Tax return of capital	—	—	—	(.19)	(.11)	(.09)
Total distributions	(.22)	(.24)	(.26)	(.28)	(.34)	(.40)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 4.63	$ 4.72	$ 4.79	$ 4.56	$ 4.11	$ 4.36
Total Return (%)[d]	2.85**	3.58	11.08	18.20	2.00	3.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	20	20	20	15	16
Ratio of expenses before expense reductions (%)	2.00*	2.04	1.90	1.79	1.76	1.87[e]
Ratio of expenses after expense reductions (%)	2.00*	2.04	1.90	1.79	1.76	1.84[e]
Ratio of net investment income (loss) (%)	4.61*	4.65	5.16	5.44	6.90	8.13
Portfolio turnover rate (%)	179*	130	169	180	86	124

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.40% to 6.90%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 4.69	$ 4.88
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.20
Net realized and unrealized gain (loss) on investment transactions	.02	(.17)
Total from investment operations	.15	.03
Less distributions from: Net investment income	(.24)	(.22)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 4.60	$ 4.69
Total Return (%)	3.38**	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses (%)	.88*	1.01*
Ratio of net investment income (loss) (%)	5.73*	5.76*
Portfolio turnover rate (%)	179*	130

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Income Fund (formerly Scudder Strategic Income Fund) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $105,261,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($16,294,000), October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), and October 31, 2012 ($1,247,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $194,560,103 and $250,215,635, respectively. Purchases and sales of US Treasury securities aggregated $112,994,195 and $72,234,801, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

For the period November 1, 2005 through January 31, 2006, the Advisor had agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C and S shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

For the period November 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class B at 0.933% (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by SISC and SSC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 265,635	$ —	$ 115,005
Class B	61,137	36,154	31,738
Class C	25,473	—	14,213
Class S	731	—	—
	$ 352,976	$ 36,154	$ 160,956

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 98,038	$ 14,341
Class C	72,581	11,765
	$ 170,619	$ 26,106

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 357,354	$ 53,216.23%
Class B	32,309	4,421.25%
Class C	23,654	3,676.24%
	$ 413,317	$ 61,313

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $15,347.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $50,903 and $947, respectively. A deferred sales charge of up to .85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $172.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $15,160, of which $8,400 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $2,331, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2006, the custodian fees were reduced by $884 for the Fund's custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

H. Forward Foreign Currency Commitments

As of April 30, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	76,530	EUR	61,601	6/8/2006	$ 1,390
USD	1,059,283	EUR	884,948	6/15/2006	60,543
USD	310,477	IDR	2,768,209,912	7/25/2006	4,630
USD	1,184,639	AUD	1,592,000	7/27/2006	22,093
USD	12,359,132	CAD	13,950,000	7/27/2006	121,455
USD	6,090,873	GBP	3,402,000	7/27/2006	114,801
USD	4,662,453	SGD	7,376,000	7/27/2006	21,365
Total net unrealized appreciation					$ 346,277
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
EUR	9,100	USD	11,322	5/2/5006	$ (167)
GBP	22,050	USD	39,492	5/2/2006	(681)
EUR	29,000	USD	35,473	6/8/2006	(1,210)
EUR	724,144	USD	867,923	6/8/2006	(48,056)
EUR	109,911	USD	135,944	6/8/2006	(3,084)
EUR	906,315	USD	1,093,188	6/8/2006	(53,222)
EUR	1,110,500	USD	1,338,181	6/15/2006	(67,062)
EUR	499,222	USD	597,274	6/15/2006	(34,449)
EUR	120,145	USD	146,123	6/15/2006	(5,910)
CHF	4,281,000	USD	3,408,439	7/27/2006	(72,132)
EUR	881,000	USD	1,101,638	7/27/2006	(16,603)
JPY	1,514,872,600	USD	13,357,899	7/27/2006	(120,454)
NOK	232,000	USD	36,884	7/27/2006	(958)
SEK	70,481,000	USD	9,463,204	7/27/2006	(179,926)
Total net unrealized depreciation					$ (603,914)
Currency Abbreviations

AUD Australia Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

IDR Indonesian Rupiah

JPY Japanese Yen

NOK Norwegian Krone

SEK Swedish Krona

SGD Singapore Dollar

USD United States Dollar

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,022,206	$ 14,000,101	$ 9,378,014	$ 45,206,291
Class B	461,447	2,140,646	881,126	4,247,055
Class C	437,927	2,037,512	1,162,988	5,632,376
Class S	220,596	1,026,033	156,958*	753,453*
		$ 19,204,292		$ 55,839,175
Shares issued to shareholders in reinvestment of distributions
Class A	2,454,485	$ 11,319,102	$ 2,809,875	$ 13,479,876
Class B	175,760	810,441	231,903	1,113,390
Class C	137,405	637,567	154,228	744,362
Class S	9,692	44,669	2,933*	13,989*
		$ 12,811,779		$ 15,351,617
Shares redeemed
Class A	(6,719,468)	$ (31,103,552)	$ (14,122,551)	$ (68,030,958)
Class B	(1,538,114)	(7,111,097)	(4,558,729)	(21,963,396)
Class C	(812,238)	(3,786,775)	(1,243,233)	(6,023,002)
Class S	(113,944)	(526,769)	(21,718)*	(103,760)*
		$ (42,528,193)		$ (96,121,116)
Redemption fees		$ 1,124		$ 4,615
Net increase (decrease)
Class A	(1,242,777)	$ (5,783,229)	$ (1,934,662)	$ (9,340,893)
Class B	(900,907)	(4,160,008)	(3,445,700)	(16,602,930)
Class C	(236,906)	(1,111,696)	73,983	354,432
Class S	116,344	543,935	138,173*	663,682*
		$ (10,510,998)		$ (24,925,709)

* For the period February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

J. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

K. Payments made by Affiliates

During the six months ended April 30, 2006, the Advisor fully reimbursed the Fund $11,590 for losses incurred on trades executed incorrectly. In addition, the Advisor fully reimbursed the Fund $2,106 for a loss incurred in violation of investment restrictions. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KSTAX	KSTBX	KSTCX
CUSIP Number	23337K 101	23337K 200	23337K 309
Fund Number	010	210	310
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KSTSX
Fund Number	2391

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006